MACK-CALI®
Realty Corporation

Supplemental Operating and Financial Data
Roseland Residential Platform

Station House, Washington DC
Lease-Up Commenced Q1-2015

Alterra I, Malden, MA
Operating, Undergoing Repositioning

Marbella I, Jersey City, NJ (Operating)
Marbella II, Jersey City, NJ (Initial Occupancy 4Q-2015)

Second Quarter 2015

ROSELAND
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Index
		2Q 2015 Supplemental

Category	Page
Roseland Overview	3
Residential Portfolio Overview	4
Operating Communities (Stabilized)	5
Operating Communities (Lease-Up)	6
In-Construction Communities	7
Future Development Communities	8 - 9
Capitalization Highlights - Debt and Equity	10 - 11
Operating Communities - Repositioning Details	12
Appendix	13

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

We consider portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants and residents;

•	the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	our ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•
our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

•	forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income;

•	changes in operating costs;

•	our ability to obtain adequate insurance, including coverage for terrorist acts;

•
our credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2014. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Roseland Overview
2Q 2015 Supplemental

Roseland, the Residential Division of Mack-Cali Realty Corporation (“MCRC” or the “Company”), serves as the Company’s platform for the strategic transformation of its real estate holdings into the multi-family sector.  As reflected through the various components of the Roseland portfolio highlighted in this new Supplemental, the Company forecasts short- and long-term value creation through its multi-family investment.  This distinct Supplemental was conceived in mid-June upon installation of new Company leadership, and we anticipate further enhancements and transparency over the coming quarters to allow for full appreciation of the Company’s multi-family expansion.

Roseland’s exceptional track record and proven commitment to excellence has established it as one of the premier residential and mixed-use developers in the Northeast.  Roseland has an industry leading reputation for successful and profitable conception, execution and management of Class A residential developments.  Roseland’s entrepreneurial owner/developer approach is hands on from project conception to operations incorporating all responsibilities of development, construction, financing, marketing, leasing and on-going property management.

Roseland, a full-service real estate company, has a scalable and integrated business platform overseeing operating and in-construction assets, a geographically desirable land portfolio (much of which benefits from historical low, below market land bases) and sourcing of new sites from both strategic Repurposing of MCRC’s office holdings (as further described herein) and new development and acquisition opportunities.  We envision continuous annual production from Roseland’s owned/controlled land inventory, thereby generating ongoing value creation and cash flow growth from the Company’s Residential Division.

Roseland Management Services, the property management division of Roseland, is a best-in class manager with a portfolio of approximately 10,100 apartments under management including properties owned by Roseland as well as third party, institutionally owned assets on a fee-management basis (approximately 4,500).  Roseland Management Services’ active presence in the Washington, DC to Boston corridor provides invaluable market-based contributions as Roseland evaluates and develops new opportunities.

Roseland executive leadership, a cohesive unit since 2003, has an average experience of 17 years at Roseland and 26 years in the industry.

· Marshall Tycher	President
· Andrew Marshall	Executive Vice President, Chief Operating Officer
· Ivan Baron	Executive Vice President, Chief Legal Counsel
· Bob Cappy	Executive Vice President, Chief Financial Officer
· Brenda Cioce	President, Roseland Management Services
· Gabriel Shiff	Executive Vice President, Finance

Residential Portfolio Overview
2Q 2015 Supplemental
Overview
As of June 30, 2015, Roseland had a current Residential Portfolio, excluding communities under third party management contracts, comprised of:

	- Operating & Lease-Up Communities:	5,644 apartments
	- In-Construction Communities:	1,182 apartments
	- Future Development Communities:	9,042 apartments

Through continuous construction production from its Future Development portfolio, the Company envisions cash flow and value creation growth via expansion of its Operating and Lease-Up communities from 5,644 apartments to 9,082 apartments through year-end 2017 (61% increase).  Further, at year-end 2017 we project 2,620 apartments will be in construction, with over 4,000 apartment development opportunities available for ongoing growth.

Note A: The Company is evaluating alternatives to increase its ownership and cash flow participation throughout the portfolio.
Note B: The Company is committed to expanding its current Residential Portfolio via strategic acquisitions and Repurposing activities from its office holdings.

Operating Communities (Stabilized)
													2Q 2015 Supplemental

As of June 30, 2015, the Company held interests in Operating Communities totaling 4,669 apartments, some of which are currently undergoing strategic Repositioning.  The initial Roseland portfolio investment included multiple subordinated joint ventures in which Roseland was the developer and received a promoted interest in excess of a hurdle rate.  Due to the increase of rental income, the embedded value of these interest has increased substantially.  For example, in 2Q-2015 we sold our subordinated interest in Morristown Train Station for approximately $6.4 million on a $2.2 million book basis, producing a 2.9x multiple.  We believe that over the next six to eight quarters we will favorably restructure our ownership or exit these interests.

								Operating Highlights
										Average	Average
								Percentage	Percentage	Revenue	Revenue
				Apartment	Rentable	Avg.	Year	Leased	Leased	Per Home	Per Home	NOI	NOI	NOI
Residential	Location	Ownership		Homes	SF	Size	Built	Q2 2015	Q1 2015	Q2 2015	Q1 2015	Q2 2015	Q1 2015	YTD

Consolidated
Alterra I (1)	Revere, MA	100.00%		310	289,287	933	2004	96.8%	97.4%	$ 1,717	$ 1,668	$ 822	$ 797	$ 1,619
Alterra IB (1)	Revere, MA	100.00%		412	373,852	907	2008	97.3%	96.4%	1,704	1,672	1,115	1,136	2,250
Park Square	Rahway, NJ	100.00%		159	184,957	1,163	2009	98.1%	98.1%	2,130	2,077	510	484	994
Richmond Court (1)	New Brunswick, NJ	100.00%		82	61,635	752	1995	100.0%	100.0%	1,606	1,628	209	186	395
Riverwatch Commons (1)	New Brunswick, NJ	100.00%		118	86,217	731	1997	98.3%	99.2%	1,671	1,649	293	289	582
Andover (1)	Andover, MA	100.00%		220	178,101	810	1989	98.6%	96.8%	1,373	1,418	387	378	765
Consolidated		100.00%		1,301	1,174,049	902		97.8%	97.4%	$ 1,694	$ 1,673	$ 3,336	$ 3,270	$ 6,605

Participatory Joint Ventures
Crystal House (1)(2)	Arlington, VA	25.00%		798	740,941	928	1962	94.0%	97.2%	$ 1,781	$ 1,774	$ 2,578	$ 2,473	$ 5,051
Participatory Joint Ventures		25.00%		798	740,941	928		94.0%	97.2%	$ 1,781	$ 1,774	$ 2,578	$ 2,473	$ 5,051

Subordinated Joint Ventures
Marbella	Jersey City, NJ	24.27%	(4)	412	369,515	897	2003	99.5%	99.3%	$2,965	$2,915	$2,382	$2,373	$4,755
Monaco	Jersey City, NJ	15.00%	(4)	523	475,742	910	2011	98.3%	98.5%	3,305	3,249	3,453	3,381	6,834
RiversEdge at Port Imperial	Weehawken, NJ	50.00%	(4)	236	214,963	911	2009	97.0%	97.0%	3,017	3,040	1,025	1,173	2,198
RiverTrace	Weehawken, NJ	25.00%	(4)	316	295,767	936	2014	98.7%	98.7%	2,924	2,893	1,575	1,699	3,274
The Estuary	Weehawken, NJ	7.50%	(4)	582	530,587	912	2014	98.6%	94.0%	2,907	3,004	2,989	2,251	5,240
Metropolitan at 40 Park	Morristown, NJ	12.50%	(4)	130	124,237	956	2010	97.7%	94.6%	3,262	3,222	687	680	1,367
The Chase at Overlook Ridge	Malden, MA	50.00%	(4)	371	337,060	909	2014	98.9%	96.8%	1,825	1,839	1,152	1,032	2,184
Subordinated Joint Ventures		24.16%		2,570	2,347,871	914		98.5%	97.1%	$ 2,871	$ 2,872	$ 13,263	$ 12,589	$ 25,852

Total Operating Communities - Residential (3)		45.43%		4,669	4,262,861	913	2003	97.6%	97.2%	$ 2,357	$ 2,350	$ 19,177	$ 18,332	$ 37,508

Commercial				Parking
				Spaces	Retail SF
Port Imperial Garage I	Weehawken, NJ	43.75%		800			2013	NA	NA			$506	$413	$919
Port Imperial Retail I	Weehawken, NJ	43.75%			16,736		2013	52.0%	52.0%			(26)	(26)	(52)
Shops at 40 Park	Morristown, NJ	12.50%			50,973		2010	60.4%	60.4%			205	187	392
Riverwalk at Port Imperial	West New York, NJ	20.00%			30,745		2008	64.0%	64.0%			156	157	313
Total Operating Communities - Commercial		20.15%		800	98,454			61.8%	61.8%	NA	NA	$ 841	$ 731	$ 1,572

(1) Assets targeted for or undergoing repositioning. Additional information on Repositioning Communities can be found on Page 12.
(2) Unit count excludes 30 apartments permanently offline for renovation. Percentage Leased decreased as a result of an additional 69 offline apartments commencing Repositioning in 2Q.
(3) Excludes approximately 45,000 SF of ground floor retail.
(4) Ownership represents Company participation after satisfaction of Priority Capital, as detailed on Page 10.

See appendix for select financial definitions.

Operating Communities (Lease-Up)
													2Q 2015 Supplemental
As of June 30, 2015, the Company held interests in four communities currently undergoing lease-up, totaling 975 apartments with initial stabilization dates from Q3 2015 to Q2 2016.

											Operating Highlights
											Percentage	Percentage		Projected	Projected
				Apartment	Rentable	Avg.	Total	Initial	Project	Project	Leased	Leased		Stabilized	Stabilized
Community	Location	Ownership		Homes	SF	Size	Costs	Occupancy	Completion	Stabilization	Q2 2015	Q1 2015	(4)	NOI	Yield

Participatory Joint Ventures
701 2nd Street, NE	Washington, DC	50.00%		378	290,348	768	$ 194,357	Q1 2015	Q4 2015	Q2 2016	40.5%	7.1%		$ 11,400	5.87%
RiverPark at Harrison	Harrison, NJ	36.00%	(2)	141	125,498	890	27,643	Q4 2014	Q2 2015	Q3 2015	99.3%	97.2%		1,900	6.87%
Participatory Joint Ventures		46.20%		519	415,846	801	$ 222,000				56.5%	31.6%		$ 13,300	5.99%

Subordinated Joint Ventures
Portside at Pier One - 7	East Boston, MA	38.25%	(3)	176	156,693	890	$ 66,307	Q4 2014	Q2 2015	Q3 2015	93.9%	54.7%		$ 4,300	6.48%
RiverParc at Port Imperial	Weehawken, NJ	20.00%	(3)	280	255,828	914	96,400	Q1 2015	Q3 2015	Q1 2016	53.9%	14.3%		6,700	6.95%
Subordinated Joint Ventures		27.04%		456	412,521	905	$ 162,707				69.3%	29.9%		$ 11,000	6.76%

Total Lease-Up Communities (1)		37.24%		975	828,367	850	$ 384,707				62.5%	30.8%		$ 24,300	6.32%

											Represents 309 units of initial lease-up success from recently completed inventory
Value Creation Summary

Projected Stabilized NOI		$ 24,300
Average - Projected Stabilized Yield		6.32%
Average - Stabilized Cap Rate		4.66%

Projected Asset Valuation		$ 521,172
Less: Total Costs		(384,707)
Projected Value Creation		$ 136,465
Projected Development Margin		35%

Company Share of Value Creation ($)		$ 40,961
Company Share of Value Creation (%)		30%

Company Capital Requirement - Total		$ 49,760
Company Capital Requirement - Remaining		$0

(1) Excludes approximately 28,800 SF of ground floor retail.
(2) Subsequent to quarter-end, RiverPark at Harrison was refinanced resulting in an ownership buy-up to 45% as well as a cash distribution of approximately $1.7 million.
(3) Ownership represents Company participation after satisfaction of Preferred Capital, as detailed on Page 10.
(4) Percentage Leased of Lease-Up communities represents quarter-end levels.

See appendix for select financial definitions.

In-Construction Communities
												2Q 2015 Supplemental

As of June 30, 2015, the company had four In-Construction Communities representing 1,182 apartments with lease-up commencement dates from Q4 2015 to Q4 2016.

				Project Capitalization - Total				Capital as of 2Q 2015		Development Schedule
							Third						Projected	Projected
			Apartment	Total		MCRC	Party	Total	MCRC		Initial	Project	Stabilized	Stabilized
Community	Location	Ownership	Homes	Costs	Debt	Capital	Capital	Costs	Capital	Start	Occupancy	Stabilization	NOI	Yield

Consolidated
Eastchester (Tuckahoe)	Eastchester, NY	76.25%	108	$ 49,950	$ 28,750	$ 20,941	$ 259	$ 18,431	$ 12,706	Q1 2014	Q1 2016	Q1 2017	$ 3,300	6.61%
Consolidated		76.25%	108	$ 49,950	$ 28,750	$ 20,941	$ 259	$ 18,431	$ 12,706				$ 3,300	6.61%

Participatory Joint Ventures
Marbella South (M2)	Jersey City, NJ	24.27%	311	$ 132,100	$ 77,400	$ 13,271	$ 41,429	$ 95,244	$ 9,745	Q3 2013	Q4 2015	Q4 2016	$ 8,470	6.41%
URL® Harborside - I	Jersey City, NJ	85.00%	763	320,305	192,000	108,889	19,416	128,375	91,522	Q4 2013	Q4 2016	Q3 2018	19,500	6.09%
Participatory Joint Ventures		67.41%	1,074	$ 452,405	$ 269,400	$ 122,160	$ 60,845	$ 223,619	$ 101,267				$ 27,970	6.18%

Commercial
Port Imperial Garage II	Weehawken, NJ	100.00%	-	$ 31,200	$ -	$ 31,200	$ -	$ 18,848	$ 16,550	Q3 2014	Q3 2015	N/A	$ 1,975	6.33%
Commercial		100.00%	-	$ 31,200	$ -	$ 31,200	$ -	$ 18,848	$ 16,550				$ 1,975	6.33%

Total In-Construction Communities			1,182	$ 533,555	$ 298,150	$ 174,301	$ 61,104	$ 260,898	$ 130,523				$ 33,245	6.23%

Value Creation Summary (Residential)

Projected Stabilized NOI			$31,270
Average - Projected Stabilized Yield			6.22%
Average - Stabilized Cap Rate			4.75%

Projected Asset Valuation			$658,316
Less: Total Costs			(502,355)
Projected Value Creation			$155,961
Projected Development Margin			31%

Company Share of Value Creation ($)			$106,399	An increase in participation as compared to Roseland's historic pattern.
Company Share of Value Creation (%)			68%	The Company envisions comparable or enhanced participation in future value creation activities.

Company Capital Requirement - Total			$174,301
Company Capital Requirement - Remaining			$43,778

See appendix for select financial definitions.

Future Development Communities
2Q 2015 Supplemental

The Company anticipates additional value creation from construction production of its Land Inventory, all of which is owned or controlled by the Company.

Predevelopment Communities
As of June 30, 2015, the Company owned 10 Predevelopment Communities aggregating 2,979 apartments and hotel keys that have forecasted construction starts through year-end 2016.

			MCRC	Anticipated
		Apartment	Current	Construction	Approved /	Projected
Community	Location	Homes	Ownership	Start	Entitled	Costs	Notes
Chase II	Malden, MA	290	100.00%	Q3 2015	fully	$ 73,000	(1)
Worcester	Worcester, MA	365	100.00%	Q3 2015	fully	91,400
PI South - 4/5 Hotel	Weehawken, NJ	364	50.00%	Q3 2015	fully	128,900	(2)
Conshohocken	Conshohocken, PA	294	100.00%	Q4 2015	fully	79,800
PI South - Building 11	Weehawken, NJ	296	50.00%	Q4 2015	fully	110,000
Lofts at 40 Park	Morristown, NJ	59	25.00%	Q4 2015	partial	18,000
Freehold	Freehold, NJ	400	100.00%	Q1 2016	partial	95,000	(3)
Portside 5/6	East Boston, MA	296	85.00%	Q1 2016	fully	110,000	(4)
PI North - Building C	West New York, NJ	363	20.00%	Q3 2016	partial	157,000
Crystal House - III	Arlington, VA	252	50.00%	Q3 2016	fully	87,000
Predevelopment Communities		2,979				$ 950,100

Value Creation Summary
Projected Average Yield						6.40%
Projected NOI						$ 60,806

Approximate Gross Value @ 5.00% Cap						$ 1,216,128
Less: Projected Costs						(950,100)
Net Value Creation						$ 266,028

Repurposing Communities
The Company defines Repurposing Communities as commercial holdings of the Company which have been targeted for re-zoning from their existing office to new multi-family use and have a likelihood of achieving desired re-zoning and project approvals.  As of June 30, 2015, the Company had three active Repurposing Communities aggregating 595 potential apartments.  Further, the Company has ongoing municipal negotiations for additional residential approvals and is evaluating numerous MCRC office holdings for Repurposing potential.

			MCRC	Anticipated
		Apartment	Current	Construction	Approved /	Projected
Community	Location	Homes	Ownership	Start	Entitled	Costs
250 Johnson Road	Morris Plains, NJ	188	100.00%	Q3 2015	fully	$ 54,800
150 Monument Road	Bala Cynwyd, PA	207	100.00%	Q1 2016	partial	54,700
233 Canoe Brook Road	Short Hills, NJ	200	100.00%	Q2 2016	partial	63,000	(5)
Repurposing Communities		595				$ 172,500

Value Creation Summary
Projected Average Yield						6.75%
Projected NOI						$ 11,644

Approximate Gross Value @ 5.00% Cap						$ 232,875
Less: Projected Costs						(172,500)
Net Value Creation						$ 60,375

Future Development Communities (cont.)
						2Q 2015 Supplemental

Future Developments				Anticipated
		Apartment	Current	Construction	Approved /
Community	Location	Homes	Ownership	Start	Entitled	Notes
Liberty Landing Phase I	Jersey City, NJ	265	50.00%	2017	partial
PI North - Building J	West New York, NJ	141	20.00%	2017	partial
PI North - Building I	West New York, NJ	224	20.00%	2017	partial
San Remo	Jersey City, NJ	250	41.67%	2017	partial
Portside 1-4	East Boston, MA	160	85.00%	2017	none
Overlook IIIC	Malden, MA	252	100.00%	2017	partial
PI South - Building 8/9	Weehawken, NJ	275	50.00%	2017	partial
PI North - Riverbend 6	West New York, NJ	471	20.00%	Beyond	partial
PI South - Building 16	Weehawken, NJ	131	50.00%	Beyond	partial
PI South - Building 2	Weehawken, NJ	200	50.00%	Beyond	partial
PI South - Park Parcel	Weehawken, NJ	224	50.00%	Beyond	partial
PI South - Office 1/3	Weehawken, NJ	N/A	50.00%	Beyond	partial
Overlook IIIA	Malden, MA	445	100.00%	Beyond	partial
Overlook IV	Malden, MA	45	100.00%	Beyond	partial
URL® Harborside - Future	Jersey City, NJ	1,500	100.00%	Beyond	partial
Crystal House - Future	Arlington, VA	300	50.00%	Beyond	partial
Liberty Landing	Jersey City, NJ	585	50.00%	Beyond	partial
Future Developments		5,468

Total Development Communities - Future		9,042

Notes:
(1) The Chase II project represents two development parcels: IIB and IIID.
(2) Number of units reflects programmed hotel keys.
(3) The Company has a signed agreement to acquire this land, subject to certain conditions.
(4) Prudential has an option to participate in East Boston Parcels 5 and 6, under similar terms as Parcel 7.
(5) Target approvals will likely also include approximately 225 hotel keys.

Capitalization Highlights
							2Q 2015 Supplemental

		Project Debt				Priority Capital Balances (1)
							Third
		Outstanding	Maximum	Maturity	Interest	MCRC	Party	Return
	Ownership	Balance	Balance	Date	Rate	Capital	Capital	Rate	Note
Operating Communities

Consolidated Communities
Park Square	100.00%	$ 27,500	$ 27,500	4/10/2019	L + 1.75%
Consolidated Communities		$ 27,500	$ 27,500			$ -	$ -

Participatory Joint Ventures
Crystal House	25.00%	$ 165,000	$ 165,000	4/1/2020	3.17%	$ 25,870	$ 77,611		(2)
Participatory Joint Ventures		$ 165,000	$ 165,000			$ 25,870	$ 77,611

Subordinated Joint Ventures
Marbella	24.27%	$ 95,000	$ 95,000	5/1/2018	4.99%	$ 125	$ 7,567	9.50%	(3) *
Monaco	15.00%	165,000	165,000	2/1/2021	4.19%	-	81,082	9.00%	*
RiversEdge at Port Imperial	50.00%	57,500	57,500	9/1/2020	4.32%	-	42,188	9.00%	*
RiverTrace	25.00%	79,380	79,380	7/15/2021	6.00%	-	45,575	7.75%	*
The Estuary	7.50%	210,000	210,000	3/1/2030	4.00%	-	23,361	8.50%	*
Metropolitan at 40 Park	12.50%	38,600	38,600	9/1/2020	3.25%	695	21,010	9.00%	(4) *
The Chase at Overlook Ridge	50.00%	52,662	55,500	12/26/2015	L + 2.50%	-	26,356	6.50%	(5) (6) *
Subordinated Joint Ventures		$ 698,142	$ 700,980			$ 820	$ 247,139
Commercial Operating Communities
Port Imperial Garage I	43.75%	-	-	N/A	N/A	$ 17,238	-	8.00%
Shops at 40 Park	12.50%	$ 6,500	$ 6,500	8/13/2018	3.63%	-	-
Riverwalk at Port Imperial	20.00%	-	-	N/A	N/A	-	$ 6,216	9.00%
Commercial Operating Communities		$ 6,500	$ 6,500			$ 17,238	$ 6,216

Total Operating Communities		$ 897,142	$ 899,980			$ 43,928	$ 330,966

Lease-Up Communities
Participatory Joint Ventures
701 2nd Street, NE	50.00%	$ 91,434	$ 100,700	7/1/2033	4.82%	-	-
RiverPark at Harrison	36.00%	23,400	23,400	6/27/2016	L + 2.35%	$ 3,261	$ 4,867	7.25%	(7)
Participatory Joint Ventures		$ 114,834	$ 124,100			$ 3,261	$ 4,867
Subordinated Joint Ventures
Portside at Pier One - Building 7	38.25%	$ 42,108	$ 42,500	12/4/2015	L + 2.50%	-	$ 28,509	9.00%
RiverParc at Port Imperial	20.00%	64,927	73,350	6/27/2016	L + 2.15%	$ 2,296	52,601	9.00%	(8)
Subordinated Joint Ventures		$ 107,035	$ 115,850			$ 2,296	$ 81,110

Total Lease-Up Communities		$ 221,869	$ 239,950			$ 5,557	$ 85,977

Capitalization Highlights (cont.)
							2Q 2015 Supplemental

		Project Debt				Priority Capital Balances (1)
							Third
		Outstanding	Maximum	Maturity	Interest	MCRC	Party	Return
	Ownership	Balance	Balance	Date	Rate	Capital	Capital	Rate	Note
In-Construction Communities
Consolidated
Eastchester	76.25%	$ 3,493	$ 28,750	3/30/2017	L + 2.35%	$ 14,289	$ 756	8.00%	(9)
Consolidated Communities		$ 3,493	$ 28,750			$ 14,289	$ 756
Participatory Joint Ventures
Marbella South (M2)	24.27%	$ 51,206	$ 77,400	3/30/2017	L + 2.25%	$ 10,736	$ 33,758	9.00%
URL Harborside - I	85.00%	0	192,000	8/1/2029	5.20%	-	-
Participatory Joint Ventures		$ 51,206	$ 269,400			$ 10,736	$ 33,758

Total In-Construction Communities		$ 54,699	$ 298,150			$ 25,025	$ 34,514

Future Developments
Lofts at 40 Park	25.00%	$ 1,116	$ 1,116	9/30/2015	L + 2.50%	-	$ 1,085	8.00%
PI North - Building C	20.00%	-	-			-	26,132	10.00%
Port Imperial North	20.00%	-	-			$ 4,985	59,733
Port Imperial South	50.00%	44,550	45,100	9/19/2015	L + 1.75%	13,663	-	Prime + 8.00%	(10)
Total Future Developments		$ 45,666	$ 46,216			$ 18,648	$ 86,950

Total Residential Portfolio		$ 1,219,376	$ 1,484,296			$ 93,158	$ 538,407

Notes:
* Ownership represents Company participation after satisfaction of Priority Capital.
(1) Includes outstanding preferred returns, where applicable.
(2) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.
(3) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(4)  Equity Capital balances apply to Metropolitan at 40 Park and Shoppes at 40 Park.  The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.

(5)  On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum for the period from September 3, 2013 to November 2, 2015.

(6)  The operating agreement allows for MCRC to participate in operating cash flows after equity partner receives a 6.5 percent preferred return on their capital balance. Upon a capital event, the partner receives 100 percent of cash flows until receiving a 9 percent IRR.  Then, 70 percent is distributed to the partner and 30 percent is distributed to MCRC until an 11 percent IRR, with excess proceeds distributed in accordance with the members’ ownership percentages.

(7)  Subsequent to quarter end, the RiverPark at Harrison venture secured $30M, ten-year permanent financing.  The financing fully amortized the PNC construction loan, and provided to the MCRC member ownership increase to 45% and excess financing proceeds of approximately $1.7 million.

(8)  On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum for the period  from July 1, 2013 to January 1, 2016.

(9) Third Party Capital includes land capital of $391,000.
(10) Represents Member Loan Balance and accrued unpaid interest as of 2Q 2015. After repayment of outstanding member loans, venture distributions are subject to tiered priority land payments between MCRC and the joint venture partner as described in the operating agreement.

Operating Communities - Repositioning Details
												2Q 2015 Supplemental

The Company defines Repositioning Communities as communities targeted for additional investment by the Company for unit and common area renovations.  During repositioning it is often necessary to take apartments offline for a period of time to allow for renovations which can have a short-term impact on occupancy and operations.  As of June 30, 2015, the company owned interests in six Repositioning Communities totaling 1,940 apartments.

				MCRC			Company's
				Share of			Share of Cost	Homes	Acquisition	Post Repos.	Projected Schedule
		Acq.	Purchase	Purchase	Reposition	MCRC	Incurred	Completed	Avg. Rent	Avg. Rent		Estimated	Estimated
Repositioning Communities	Homes	Date	Price	Price (1)	Budget	Participation	@6/30/15	@ 6/30/15	Per Home	Per Home	Start	Completion	Stabilization

Consolidated
Alterra I	310	Jan 2013	$ 61,250	$ 61,250	$ 5,800	$ 5,800	$ 2,457	170	$ 1,414	$ 1,600	Q4 2013	Q4 2015	Q1 2016
Alterra IB	412	Apr 2013	87,950	87,950	3,800	3,800	1,867	234	1,499	1,650	Q4 2013	Q4 2015	Q1 2016
Richmond Court	82	Dec 2013	20,492	20,492	3,075	3,075	382	3	1,541	1,892	Q3 2014	Q3 2017	Q4 2017
Riverwatch Commons	118	Dec 2013	20,493	20,493	4,425	4,425	325	-	1,507	1,856	Q3 2014	Q3 2017	Q4 2017
Andover	220	Apr 2014	37,700	37,700	5,930	5,930	691	-	1,345	1,637	Q3 2014	Q3 2017	Q4 2017
Consolidated	1,142		$227,885	$227,885	$23,030	$23,030	$5,722	407	$1,450	$1,673

Participatory Joint Ventures
Crystal House (2)	798	Mar 2013	$ 262,500	$ 30,210	$ 29,900	$ 7,475	$ 1,591	$ 27	$ 1,888	$ 2,282	Q1 2014	Q1 2017	Q2 2017
Participatory Joint Ventures	798		$262,500	$30,210	$29,900	$7,475	$1,591	27	$1,888	$2,282

Total Repositioning	1,940		$ 490,385	$ 258,095	$ 52,930	$ 30,505	$ 7,313	$ 434	$ 1,630	$ 1,923

Note: The Company projects an approximate 10% return on its incremental repositioning capital investment.

(1) The balance of purchase price repositioning capital to be provided by Joint Venture partner.
(2) Unit count excludes 30 apartments permanently offline for renovation.

See appendix for select financial definitions.

Appendix
2Q 2015 Supplemental

Average Revenue Per Home:  Calculated as total apartment revenue for the quarter ended June 30, 2015, divided by the average percent occupied for the quarter ended June 30, 2015, divided by the number of units and divided by 3.
Post Repositioning Average Rent Per Home: The projected average monthly rental rate the Company expects to achieve post implementation of a repositioning plan (see Page 14).

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.	Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Development Communities - Future: Represents land inventory currently owned or controlled by the Company.	Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.	Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.	Project Stabilization: Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.	Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses.
Repurposing Communities:  Commercial holdings of the Company which have been targeted for re-zoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Operating Communities: Communities that have achieved Project Stabilization.	Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Participatory Joint Ventures: Joint ventures in which the Company invests capital alongside Joint Venture partners with contributions made in proportion to each member's ownership percentage.	Third Party Capital: Capital invested other than MCRC Capital.

Percentage Leased: The percentage of units that are either currently occupied or vacant units leased for future occupancy.	Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.